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 T. ROWE PRICE
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Mid-Cap Value Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Management Change
   Effective December 31, 2000, David J. Wallack succeeded Greg A. McCrickard as Chairman of the fund's Investment Advisory Committee. Mr. McCrickard, who remains on the committee, stepped down as chairman to concentrate on other T. Rowe Price funds. The chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Wallack joined T. Rowe Price as a value and cyclical analyst in 1990. He has been part of the Mid-Cap Value Investment Advisory Committee since the fund's inception and has worked closely with Mr. McCrickard in implementing the fund's investment strategy.

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 The date of this supplement is February 2, 2001.
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